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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      November 11, 2004 (November 9, 2004)


                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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      DELAWARE                        0-23317                   06-1411336
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(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

     Effective November 9, 2004, the Board of Directors of Gene Logic Inc. (the "Company") amended its Bylaws to provide for a non-executive Chairman of the Board of Directors. The amendment established the position of Chairman of the Board of Directors as a non-officer position (Article IV, Section 27), sets forth the duties of the Chairman of the Board (Article IV, Section 27), and revises the provisions regarding the designation of officers (Article V, Sections 27 and 28). The Company's Amended and Restated Bylaws are attached as an exhibit hereto.


SECTION 8. OTHER EVENTS

Item 8.01. Other Events

     The Company issued a press release announcing the Board of Directors of the Company elected J. Stark Thompson, Ph.D., to serve as the Chairman of the Board of the Company. The press release is attached as an exhibit hereto.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number    Description
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     3.2        Amended and Restated Bylaws of Gene Logic Inc., amended as of
                November 9, 2004.

    99.1        Press Release issued by Gene Logic Inc. dated November 10, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Gene Logic Inc.


                                                   By: /s/ Philip L. Rohrer, Jr.
                                                       -------------------------
                                                         Philip L. Rohrer, Jr.
                                                         Chief Financial Officer


Dated:  November 11, 2004

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                                  EXHIBIT INDEX


Exhibit Number   Description
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     3.2        Amended and Restated Bylaws of Gene Logic Inc., amended as of
                November 9, 2004.

    99.1        Press Release issued by Gene Logic Inc. dated November 10, 2004.